UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 13, 2004

Genetronics Biomedical Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-29608	33-0969592
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11199 Sorrento Valley Road, San Diego, CA		92121-1334
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(858) 597-6006

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

Effective at 6:30 am PST on September 13, 2004, we implemented a one-for-four reverse stock split of our common stock. The reverse stock split did not change the number of authorized shares of common stock we may issue. The one-for-four reverse stock split was approved by our board of directors and subsequently approved by the registrant's stockholders at a special meeting. The number of shares voting in favor of the reverse split was sufficient for approval.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index below.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genetronics Biomedical Corporation (Registrant)

September 16, 2004	By:	Peter Kies

Name: Peter Kies
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

EX-3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation as filed with the Delaware Secretary of State on September 10, 2004.
EX-99.1	Press Release dated September 13, 2004.